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                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement on Form S-8 pertaining to the Valentis, Inc. Employee Stock Purchase Plan, of our report dated August 18, 2000, with respect to the consolidated financial statements of Valentis, Inc. included in its Annual Report (Form 10-K) for the year ended June 30, 2000, filed with the Securities and Exchange Commission.


/s/ Ernst & Young LLP
Palo Alto, California
January 18, 2001


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